Virtus Asset Trust

Supplement dated November 16, 2017 to the Statutory Prospectus dated June 23, 2017, as supplemented

Important Notice

In the section “Account Policies” on page 212 of the Statutory Prospectus, the first bullet under “Exchange Privileges” is hereby replaced with the following:

•	You may generally exchange shares of one fund for the same class of shares of another fund (e.g., Class A Shares for Class A Shares). Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Investors should retain this supplement for future reference.

VAT 8622/ExchPriv (11/2017)